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                                                                   EXHIBIT 10.7

                                AMENDMENT NO. 3
                                       TO
                         THE DEALER SECURITY AGREEMENT

     THIS AMENDMENT NO. 3 to the DEALER SECURITY AGREEMENT (this "Amendment"), dated as of September 9, 1996, is by and between CITICORP DEL-LEASE, INC., doing business as CITICORP DEALER FINANCE ("Lender"), and M&M PROPERTIES, INC. AND McCURRY & FALCONITE EQUIPMENT CO., INC. (jointly and severally referred to herein as "Borrower").

                              W I T N E S S E T H:

     WHEREAS, Lender and each Borrower are parties to a Dealer Security Agreement each dated June 19, 1995 (each Dealer Security Agreement being referred to herein as the "Agreement"; capitalized terms not otherwise defined in this Amendment shall have the meanings attributed thereto in the Agreement); and

     WHEREAS, Lender and Borrower have agreed to amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree to amend the Agreement as follows:

     SECTION 1. DEFINITIONS.

          (a) All capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

          (b) The definition of the term "Adjusted Libor Rate" is amended by deleting the words "three hundred fifty six basis points (3.56%)" therefrom and substituting therefor the words "three hundred basis points (3.00%)".

          (c) The definition of the term "Borrowing Base" is amended by deleting the amount "$5,000,000" therefrom and substituting therefor the amount "$9,000,000".

          (d) The definition of the term "Termination Date" is amended by deleting it in its entirety and substituting therefor the following:
"Termination Date means, December 1, 1996 as such date may be amended or extended from time to time."

     SECTION 2. FINANCIAL COVENANTS. Borrower agrees that so long as any Obligations remain outstanding Borrower shall:

          (a) Combined Leverage: maintain a combined ratio of total liabilities to tangible net worth of not more than 4.5 to 1 for any fiscal quarter;

          (b) Minimum Net Worth: maintain total tangible assets less total liabilities of at least $3,500,000 at December 31, 1995, which amount (as recalculated each quarter pursuant to this subsection) shall be increased at the end of each fiscal quarter thereafter

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by 50% of the net profit of Borrower; provided, however, that in no event shall such minimum amount be decreased if Borrower suffers a net loss;

          (c) Debt Service: maintain an annualized combined ratio of Borrower's earnings before interest, taxes, depreciation and amortization ("EBITDA") to Debt (defined below) greater than 33% measured at the end of any fiscal quarter. "Debt" means all short and long-term obligations of Borrower which should be classified as liabilities on the combined balance sheet of Borrower (including, but not limited to, the indebtedness evidenced by the Revolving Credit Note, short term rentals, floorplan financing, mortgages, term and other amortizing loans);

          (d) Capital Expenditures: limit to a maximum of $4,500,000 during fiscal-year 1996 Borrower's acquisition of Rental Equipment Inventory exclusive of inventory purchased for the purpose of resale and replacement units (that is, units acquired by Borrower to replace sold units of similar or like kind).

     SECTION 3. NEW SECTIONS. The following sections shall be added to the Agreement immediately following Section 16 thereof:

          17. FURTHER ASSURANCES. Borrower will, from time-to-time, at its expense, execute, deliver, file and record any statement, assignment, security agreement, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing statements on Form UCC-1 or continuation statements on Form UCC-3 under the Uniform Commercial
Code) that from time-to-time may be necessary or desirable, or that Lender may reasonably request, to create, preserve, upgrade in rank, perfect, confirm or validate the security interests created hereunder, or to enable Lender to obtain the full benefits of this Agreement, or to enable Lender to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, Borrower hereby authorizes Lender to execute and file financing statements on Form UCC-1 or continuation statements on Form UCC-3 without Borrower's signature appearing thereon. Borrower agrees that a carbon, photographic, photostatic or other reproduction of the Agreement or of a financing statement is sufficient as a financing statement. Borrower shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

          18. WAIVER OF JURY TRIAL EACH OF BORROWER AND LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT MADE IN CONNECTION THEREWITH OR THE TRANSACTIONS CONTEMPLATED THEREBY.

          19. FACSIMILES. Anything transmitted by Borrower to Lender via facsimile in connection with the transactions contemplated by the Agreement shall, if accepted by Lender, be binding upon Borrower as if it were manually signed and the original thereof delivered to Lender. Borrower agrees that, notwithstanding any rule of evidence to the contrary, in any hearing, trial or proceeding of any kind, Lender may produce, and introduce into evidence, a facsimile copy of the Agreement and of all ancillary instruments, agreements, documents and other papers, and such facsimile copy shall be deemed to be the

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original thereof.

          19. CHOICE OF LAW. The validity, construction and enforceability of the Agreement shall be governed by the internal laws of the State of New York without giving effect to conflict of laws principles thereof.

     SECTION 4. MISCELLANEOUS. The obligations of Borrower under the Agreement as amended hereby shall be the joint and several obligations of each of them. The terms and conditions of this Amendment are hereby incorporated into the Agreement. This Amendment shall take precedence in the event any terms and conditions of the Agreement conflict herewith. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written:

                                        M&M PROPERTIES, INC.

                                        By: /s/ Ralph McCurry
                                            ---------------------------

                                        Name: RALPH McCURRY
                                              -------------------------

                                        Title: President
                                               ------------------------


                                        McCURRY & FALCONITE EQUIPMENT
                                        CO., INC.

                                        By:  /s/ Ralph McCurry
                                             --------------------------

                                        Name: RALPH McCURRY
                                              -------------------------

                                        Title: President
                                               ------------------------


                                        CITICORP DEL-LEASE, INC., d/b/a
                                        CITICORP DEALER FINANCE

                                        By: /s/ Mark A. Malec
                                            ---------------------------

                                        Name: MARK A. MALEC
                                             --------------------------

                                        Title: Vice President
                                              -------------------------



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